Exhibit 99.1

Keefe, Bruyette & Woods Insurance Conference September 5, 2007

RELATED TO FORWARD-LOOKING STATEMENTS Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings and Cash earnings per diluted share (both including and excluding management agreement buyout, net of tax), acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements. These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. The Company refers you to its filings with the SEC, including its Annual Report on Form 10-K for year ended December 31, 2006 filed on February 22, 2007, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today's date. National Financial Partners Corporation (“NFP”) expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 2

RELATED TO NON-GAAP FINANCIAL INFORMATION The historical and forward-looking financial information in this presentation includes performance measures called Cash earnings and Cash earnings per diluted share (“Cash EPS”) (both including and excluding management agreement buyout, net of tax), which are based on methodologies other than Generally Accepted Accounting Principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash EPS is calculated by dividing Cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. A definition of management agreement buyout is included in NFP’s Quarterly Financial Supplement for the period ended June 30, 2007. NFP uses these measures in analyzing its performance; it believes these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of NFP’s operating performance from period to period on a basis that is not otherwise apparent under GAAP. Cash earnings and Cash EPS should not be viewed as substitutes for GAAP net income and GAAP net income per share, respectively. Reconciliations of Cash earnings to GAAP net income and Cash EPS to GAAP net income per share (both including and excluding management agreement buyout, net of tax), the most directly comparable GAAP measures, are included on the following page within this presentation as well as in NFP’s Quarterly Financial Supplement for the period ended June 30, 2007, available on NFP’s Web site at www.nfp.com. 3

RECONCILIATION NET INCOME TO CASH EARNINGS (dollars in thousands, except per share data) 1H 2007 1H 2006 2006 2005 2004 2003 2002 GAAP Net income (loss) $18,901 $23,184 $57,578 $56,182 $40,142 $23,501 $11,593 Amortization of intangibles 16,408 13,525 27,984 23,709 19,550 16,461 13,321 Depreciation 5,110 4,335 9,136 7,815 6,658 4,748 3,106 Impairment of goodwill and intangible assets 3,013 5,426 10,745 8,057 4,791 9,932 1,822 Cash earnings $43,432 $46,470 $105,443 $95,763 $71,141 $54,642 $29,842 Management agreement buyout, net of tax 7,681 - - - - - - Cash earnings, excluding management $51,113 $46,470 $105,443 $95,763 $71,141 $54,642 $29,842 agreement buyout, net of tax GAAP net income (loss) per diluted share $ 0.47 $ 0.58 $ 1.43 $ 1.48 $ 1.10 $ 0.74 $ 0.40 Amortization of intangibles 0.41 0.34 0.69 0.62 0.53 0.52 0.47 Depreciation 0.13 0.11 0.23 0.21 0.18 0.15 0.11 Impairment of goodwill and intangible assets 0.08 0.14 0.27 0.21 0.13 0.31 0.06 Cash EPS $1.09 $ 1.16 $2.61 $2.52 $ 1.94 $1.72 $1.04 Management agreement buyout, net of tax 0.19 - - - - - - Cash EPS, excluding management agreement buyout, net of tax $ 1.28 $ 1.16 $ 2.61 $ 2.52 $ 1.94 $ 1.72 $ 1.04 Note: The sum of the per-share components of Cash EPS may not agree with Cash EPS due to rounding. 4

NATIONAL FINANCIAL PARTNERS OVERVIEW Background

Value Proposition Acquisition Strategy Diversification Strategy Financial Results 5

BACKGROUND OVERVIEW National network of independent financial advisors consisting of over 175 owned firms Specialize in providing best-of-class financial services products to high net worth and entrepreneurial corporate markets: Life insurance & wealth transfer Corporate & executive benefits Financial planning & investment advisory Proven acquisition model for successful independent financial services distributors Platform for growth built on product breadth and expertise 6

BACKGROUND OUR DISTRIBUTION FOOTPRINT OUR GROWING FOOTPRINT Acquired Firms

Non-acquired Partners Financial Members and NFP Benefits Partners Members Non-acquired Members of the HighCap Group

Corporate Office Concentrated areas of wealth in the U.S.

VALUE PROPOSITION CLIENT FOCUSED STRUCTURE NFP Corporate, NFPSI & NFPISI Best Practices of NFP System Access to Vendors Cross-Selling Opportunities Financial Incentives NFP Firms Provide Best-of-Class Financial Services Products to the Ultimate Client High Net Worth Individuals & Growing Entrepreneurial Companies 8

VALUE PROPOSITION OPEN ARCHITECTURE ACCESS 9

THE NFP FIRM EXPERIENCE Intellectual Capital Business Management Access to Capital Sub-Acquisitions Remediation Firm Finance Director Firm Relations Director Utility Resource Director Business Development Diversification Incentive Plans Succession Long Term Planning Regional Meetings Principal Meeting Cross Selling Integration Brokerage Independent Partners/Financial Benefits Partners NFP Securities/ RIA INTERNAL AUDIT Accounting/General Ledger Payroll Email Cash Management MIS Human Resources Financial Reporting COMPLIANCE & ETHICS Financial Integration M&A Process Firm Assessment Retail Platforms

ACQUISITION STRATEGY STRONG TRACK RECORD Base Earnings Acquired (dollars in millions) Total Base Earnings Acquired: $171.5 million In 7 of the 8 years of operating history, met or exceeded acquisition budget Exceeded acquisition budget of $20 million in 2007 and pipeline is strong Capital flexibility allows NFP to be opportunistic Large universe of potential future acquisitions Notes: Reflects gross base earnings acquired for each period and does not reflect restructurings and/or dispositions. YTD 2007 base earnings includes $3.2 million of base earnings from two firms acquired in December 2006 as management considers these two acquisitions as part of the 2007 acquired base earnings objective due to the timing of the transactions. The acquisition of substantially all of the principal's economic interest in Preferred Services Group of NY, LTD is not included in YTD 2007 base earnings acquired. 1999 2000 2001 2002 2003 2004 2005 2006 YTD 2007 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $21.3 $16.4 $17.6 $11.6 $14.2 $17.3 $26.3 $21.4 $25.4 11

ACQUISITION STRATEGY KEY STRENGTHS Due Diligence Thorough due diligence process that targets high-quality distributors Perpetuity Management agreement represents a potential future asset and a tool for succession Includes strict non-compete and non-solicit requirements Alignment Principals are stockholders and are incentivized by bottom line performance 12

ACQUISITION STRATEGY VALUATION Acquisition multiples are earnings, not revenue, driven and are margin neutral NFP maintains priority position in firm earnings Typical Acquisition Earnings Split Subsequent to Acquisition Total revenue $4,000,000 Operating expenses $(2,000,000) Target Earnings $2,000,000 Margin 50% Percent of earnings capitalized 50% Base Earnings $1,000,000 Initial acquisition multiple 5.0x Initial purchase price for 50% of economics $5,000,000 Split btwn. Principal & NFP Principal’s Portion NFP’s Portion Earnings Above Target Target Earnings Base Earnings Earnings above target are split based on the ratio of base to target earnings. 13

ACQUISITION STRATEGY MODEL Principals Earn Management Fees Principals Are Independent Contractors A Transferable Asset NFP Acquires 100% of Operating Co. Operating Company A Subsidiary of NFP Principals’ ability to manage day-to-day operations of NFP’s subsidiary Share financially in growth of business Access to best practices and resources of the NFP system Non-Compete / Non-Solicit Covenants Large Company Resources Combined with an Entrepreneurial Spirit 14

ACQUISITION STRATEGY KEY STRENGTHS - INCENTIVES Initial Earn Out Principals are typically paid a multiple of base earnings if the 3-year average growth rate of target earnings is above 10% Earn out payment is capitalized as part of the purchase price Ongoing Incentive Plan Typically pays an increasing proportion of NFP’s share of earnings based on 3-year average growth of at least 10% above an incentive target Payment is expensed as component of management fees Plan runs in successive 3-year cycles Success of Incentives As of 12/31/2006, nearly 60% of the base that was eligible achieved earn out, ongoing incentive or both 15

ACQUISITION STRATEGY FLEXIBLE MODEL Business units from Institutions Original founding principal will continue to run the business Sub-acquisitions Shareholders no longer active in business NFP Acquisition Model NFP Resources Access to capital Alignment of NFP and business operator’s interest Power of the NFP network Public company backing 16

ACQUISITION STRATEGY FLEXIBLE MODEL Institutional Sellers Purchase quality businesses from large institutions that strengthen the NFP network Entrepreneurial management team in place Tend to be larger transactions NFP can acquire larger portion of earnings and still leave significant upside for managing firm principals In 2007, NFP completed four transactions of this type, including: Wholesale group benefits firm with expertise in non-profit sector Specialty administration firm focused on BOLI Two retail benefits firms focused on small group market 17

ACQUISITION STRATEGY FLEXIBLE MODEL - BALSER Exiting Majority Shareholder: Management Team in Place Balser serves the Fortune 500 market through its deferred compensation plans and supplemental executive plans Increases NFP’s share of the executive benefits market Experienced management team was in place and majority shareholders were not involved in the day-to-day operations of the business Current managing principals bound by management contract and incentivized to grow the business Provides valuable resources and growth opportunities to entire NFP network 18

DIVERSIFICATION STRATEGY SUB-ACQUISITIONS Expansion of firms through additional business lines Grow in existing market Benefits firm acquiring a smaller benefits firm or book of business Creation of a NFP within NFP Acquisition multiple is typically lower Succession planning NFP and principal generally split the cost of the business Alignment of interests remains intact 19

DIVERSIFICATION STRATEGY ACQUISITIONS Continue to focus on acquiring benefits firms Remain opportunistic in the life insurance and advisory space 2004 2005 2006 YTD 2007 NUMBER OF TRANSACTIONS Benefits Life Insurance Financial Advisory 7 8 3 18 7 19 1 27 15 4 2 21 16 6 1 23

0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 Note: YTD 2007 includes two firms acquired in December 2006 as management considers these two acquisitions as part of the 2007 acquired base earnings objective due to the timing of the transactions.

DIVERSIFICATION STRATEGY CURRENT BUSINESS MIX Life Insurance & Wealth Transfer: Fixed & Variable Life Fixed & Variable Annuities Disability & LTC Life Settlements Corporate & Executive Benefits: Group Medical Group Life, Disability, Dental, LTC Retirement Services Voluntary Benefits Executive Benefits, BOLI/COLI Property & Casualty Fee-Based Planning & Investment Advisory: Fee-Only Planning Services Asset Management Programs Diversified Investments Note: In Q2 2007, COLI and BOLI products are considered benefits business. Prior to Q4 2006, these products were included in insurance. Pie chart represents percentage of Q2 2007 business of acquired firms and excludes NFP’s Austin-based distribution utilities. 21

STRATEGY SAME STORE REVENUE GROWTH Same store revenue growth highlights the organic growth of firms that are owned for at least four full quarters Despite a challenging comparison, 2006 same store revenue growth was just below our high single digit long term target First half 2007 comparisons are challenging given strong first half 2006 life sales Well positioned for growth in second half of 2007

2002 2003 2004 2005 2006 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 -5% -10% -15% 5% 10% 15% 20% 25% 30% 4.8% 13.5% 16.2% 22.4% 5.4% 26.3% 14.5% 1.0% -7.2% -12.7% -2.7% High Single Digits

STRATEGY NEW CARRIER PROGRAMS ING hybrid premium financing program Program increases capacity in the senior markets For sophisticated high net worth individuals Requires a combination of personal liability and/or pledged assets to collateralize loan NFP brought ING and the reinsurer together Program has generated significant interest across a wide range of firms Benefit of program expected to occur in second half of 2007 23

STRATEGY CROSS-SELLING Client NFP Firm Group Benefits Executive Benefits Voluntary Benefits Property & Casualty Long Term Care

Life Insurance Annuities Life Settlements Fee Based Planning Asset Management Platform firm expertise and NFPSI & NFPISI resources Products COLLABORATION 24

STRATEGY LATEST PLATFORM FIRM Preferred Services Group of NY, LTD Acquired substantially all of principal’s economic interest in NFP’s largest property & casualty firm Serves entrepreneurial, corporate and high net worth personal lines markets Platform structure allows firms to better focus on serving other NFP firms Transaction fits with diversification strategy Provides NFP firms with range of P&C products for existing target market Offer wider range of products to increase cross-selling Supplemented strong management team with additional P&C expertise 25

REVIEW FINANCIAL RESULTS Mark Biderman, Chief Financial Officer 26

FINANCIAL RESULTS OBJECTIVES 2007 Cash EPS 20% Growth Objective Long Term Cash EPS

15%-20% Growth Objective Key Drivers Organic Growth 2007 – low to mid-single digit Long term – high-single digit Acquisitions 2007 –

$20 million in acquired base budget already exceeded 27

FINANCIAL RESULTS REVENUE & GROSS MARGIN GROWTH Revenue & Gross Margin After Management Fees (dollars in millions) Revenue CAGR = 33% GM CAGR = 27% Revenue Growth = 5.3% GM Growth = 12.1% 2002 2003 2004 2005 2006 1H 2006 1H 2007 $0 $200 $400 $600 $800 $1,000 $1,200 $75.4 $348.2 $108.1 $464.4 $140.4 $639.5 $175.1 $891.4 $199.2 $1,077.1 $88.5 $500.6 $99.2 $527.2 Gross Margin Revenue 28

FINANCIAL RESULTS NET SAME STORE REVENUE GROWTH Net same store is same store revenue growth net of commissions and fees Divergence between same store and net same store narrowed in the second half of 2006 and became positive in the first half of 2007 Anticipate same store and net same store to move in tandem going forward (% growth) -20% -10% 0% 10% 20% 30% 40% 2003 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Same Store Net Same Store 29

FINANCIAL RESULTS GROSS MARGIN PERCENTAGE Gross Margin After Management Fees as a Percentage of Revenue (as % of Revenue)

0% 10% 20% 30% 2002 2003 2004 2005 2006 1H 2006 1H 2007

21.7% 23.3% 22.0% 19.6% 18.5% 17.7% 18.8% 30

FINANCIAL RESULTS COMMISSIONS & FEES EXPENSE % Commissions & Fees Expense as a Percentage of Revenue 2002 2003 2004 2005 2006 1H 2006 1H 2007 (as % of Revenue) 0% 10% 20% 30% 40% 26.4% 24.0% 25.6% 27.8% 32.3% 33.1% 32.2% 31

FINANCIAL RESULTS OPERATING EXPENSE % Operating Expense as a Percentage of Revenue (as % of Revenue) 0% 10% 20% 30% 40% 2002 2003 2004 2005 2006 1H 2006 1H 2007 33.1% 32.4% 29.7% 29.2% 29.0% 30.0% 33.0% 32

FINANCIAL RESULTS MANAGEMENT FEE PERCENTAGE Management Fees as a Percentage of Total Gross Margin Before Management Fees 0% 20% 40% 60% 2002 2003 2004 2005 2006 1H 2006 1H 2007 Management Fee Incentive Accrual Change in Calc. 45.9% 46.5% 45.4% 46.6% 47.6% 3.2% 50.8% 54.4% 3.6% 49.2% 52.2% 4.1% 48.1% 47.3% 4.8% 52.1% 42.9% 3.1% 46.0% In 2005, a change in calculation impacted management fee % by 1.6% 33

FINANCIAL RESULTS CASH EARNINGS GROWTH Solid organic growth and continued acquisitions drive earnings growth (dollars in millions) $0 $20 $40 $60 $80 $100 2002 2003 2004 2005 2006 1H 2006 1H 2007 $29.8 $54.6 $71.1 $95.8 $105.4 $46.5 $51.1 CAGR = 37% Growth = 9.9% Notes: 2007 cash earnings excludes $7.7 million, net of tax, related to a management agreement buyout. See NFP’s Quarterly Financial Supplement for the period ended June 30, 2007, available on the Company’s Web site, for more information. 34

FINANCIAL RESULTS NEW HEADQUARTERS LEASE New headquarters will occupy nearly 90,000 square feet More than double the size of existing space Space will house four New York-based NFP firms

Greater efficiencies and cross-selling Subleasing all of existing space Relocation expected to impact cash earnings per share by 1% in 2007 and 1% to 2% in 2008 and beyond NFP will be incurring rent at both locations until the relocation in the spring of 2008 35

THE FUTURE OF NFP FOUNDATION FOR FUTURE Strong, focused, execution-oriented management team Scale, Scale, Scale Flexible acquisition model Growth markets / growth incentives / growth platform

Shareholder protection Diversification Priority position in firm earnings Positive cash flow self finances acquisitions at budgeted level Proven history / positive outlook Acquisition pipeline is healthy 15% - 20% Long term Cash EPS Growth Objective 36